ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Supplement dated July 15, 2016,
 to the Prospectus dated April 25, 2016

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

AZL BlackRock Capital Appreciation Fund
AZL Boston Company Research Growth Fund
AZL Federated Clover Small Value Fund
AZL Invesco Growth and Income Fund
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL MFS Mid Cap Value Fund
AZL MFS Value Fund
AZL Multi-Manager Mid Cap Growth Fund
AZL Oppenheimer Discovery Fund
At a meeting held June 14, 2016, the Board of Trustees approved the merger of each of the following Acquired Funds into the corresponding Acquiring Fund.
Acquired Fund	Acquiring Fund
AZL BlackRock Capital Appreciation Fund	AZL Russell 1000 Growth Index Fund
AZL Boston Company Research Growth Fund
AZL Invesco Growth and Income Fund	AZL Russell 1000 Value Index Fund
AZL MFS Value Fund
AZL JPMorgan U.S. Equity Fund	AZL S&P 500 Index Fund
AZL MFS Investors Trust Fund
AZL MFS Mid Cap Value Fund	AZL Mid Cap Index Fund
AZL Multi-Manager Mid Cap Growth Fund
AZL Federated Clover Small Value Fund	AZL Small Cap Stock Index Fund
AZL Oppenheimer Discovery Fund
AZL Invesco International Equity Fund	AZL International Index Fund
AZL JPMorgan International Opportunities Fund
Completion of each merger is subject to a number of conditions, including approval by shareholders of the Acquired Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of each Acquired Fund in the third quarter of 2016, and that a special meeting of shareholders to consider the merger will be held in the fourth quarter of 2016. Subject to satisfaction of these and other conditions of the merger, it is anticipated that the merger will become effective within approximately four weeks following shareholder approval.

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AZL Franklin Templeton Founding Strategy Plus Fund
At a meeting held June 14, 2016, the Board of Trustees approved a subadviser change for the AZL Franklin Templeton Founding Strategy Plus Fund. Effective on or about October 14, 2016, FIAM LLC will replace each of Franklin Mutual Advisers, LLC, Franklin Advisers Inc., and Templeton Global Advisers Limited as subadviser to the Fund. Geode Capital Management, LLC, an affiliate of FIAM LLC, will serve as sub-subadviser to the Fund.
In addition, the following changes will be effective for the Fund on or about October 14, 2016:
•	Name: The name of the Fund will be changed to "AZL Pyramis Multi-Strategy Fund."
•	Investment Objective: The Investment Objective of the Fund will be changed to, "The Fund seeks a high level of current income while maintaining prospects for capital appreciation."
•	Fees: The management fee of the Fund will be reduced on a temporary basis, through at least April 30, 2018, to 0.45%.
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Principal Investment Strategies:  The Principal Investment Strategies of the Fund will be changed. Approximately 60% of the Fund's assets will be managed by FIAM LLC, as subadviser, which will invest primarily in investment-grade debt securities. Approximately 40% of the Fund's assets will be managed by Geode Capital Management, LLC, as sub-subadviser, which will invest primarily in the equity securities of large cap companies.

AZL Invesco Equity and Income Fund
At a meeting held June 14, 2016, the Board of Trustees approved a subadviser change for the AZL Invesco Equity and Income Fund. Effective on or about October 14, 2016, Invesco Advisers, Inc. will cease to serve as subadviser to the Fund, and Allianz Investment Management LLC ("AIM"), the Fund's manager, will assume direct responsibility to manage the Fund's assets.
In addition, the following changes will be effective for the Fund on or about October 14, 2016:
•	Name: The name of the Fund will be changed to "AZL Moderate Index Strategy Fund."
•	Investment Objective: The Investment Objective of the Fund will be changed to, "The Fund seeks long-term capital appreciation."
•
Fees:  The management fee of the Fund will be reduced permanently to 0.40%, and reduced further on a temporary basis, through at least April 30, 2018, to 0.05%. In addition, the Fund will no longer participate in the Trust's Distribution Plan and, accordingly, will no longer charge a Distribution (12b-1) Fee in any amount.

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Principal Investment Strategies:  The Principal Investment Strategies of the Fund will be changed. The Fund will be managed by AIM directly, without a subadviser, as a fund of funds. The Fund will seek to achieve its objective by investing in a combination of five underlying index funds (the "Underlying Funds"):  AZL Enhanced Bond Index Fund, AZL S&P 500 Index Fund, AZL Mid Cap Index Fund, AZL Small Cap Stock Index Fund, and AZL International Index Fund. Under normal market conditions, the Fund will allocate 50% – 70% of its assets in the underlying equity funds and 30% – 50% of its assets in the underlying bond fund. The AZL Enhanced Bond Index Fund is a bond fund; the other four Underlying Funds are equity funds. The Manager may allocate the Fund's assets outside of these target ranges when it believes that doing so would better enable the Fund to pursue its investment objective or is necessary for temporary defensive purposes. The Fund will no longer maintain a policy to invest, under normal market conditions, at least 80% of its net assets in equity and income securities.

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AZL NFJ International Value Fund
At a meeting held June 14, 2016, the Board of Trustees approved a subadviser change for the AZL NFJ International Value Fund. Effective on or about October 14, 2016, BlackRock Investment Management, LLC will replace NFJ Investment Group LLC as subadviser to the Fund.
In addition, the following changes will be effective for the Fund on or about October 14, 2016:
•	Name: The name of the Fund will be changed to "AZL Global Equity Index Fund."
•	Investment Objective: The Investment Objective of the Fund will be changed to, "The Fund seeks to match the performance of the MSCI World Index as closely as possible."
•	Fees: The management fee of the Fund will be reduced permanently to 0.70%, and reduced further on a temporary basis, through at least April 30, 2018, to 0.31%.
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Principal Investment Strategies:  The Principal Investment Strategies of the Fund will be changed. The Fund's assets will be managed by BlackRock Investment Management, LLC, which will invest primarily in the securities which constitute the MSCI World Index, in order to seek to achieve the Fund's objective of matching the performance of that Index as closely as possible.

AZL Schroder Emerging Markets Equity Fund
At a meeting held June 14, 2016, the Board of Trustees approved a subadviser change for the AZL Schroder Emerging Markets Equity Fund. Effective on or about October 14, 2016, BlackRock Investment Management, LLC will replace Schroder Investment Management North America Inc. as subadviser to the Fund.
In addition, the following changes will be effective for the Fund on or about October 14, 2016:
•	Name: The name of the Fund will be changed to "AZL Emerging Markets Equity Index Fund."
•	Investment Objective: The Investment Objective of the Fund will be changed to, "The Fund seeks to match the performance of the MSCI Emerging Markets Index as closely as possible."
•	Fees: The management fee of the Fund will be reduced permanently to 0.85%, and reduced further on a temporary basis, through at least April 30, 2018, to 0.45%.
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Principal Investment Strategies:  The Principal Investment Strategies of the Fund will be changed. The Fund's assets will be managed by BlackRock Investment Management, LLC, which will invest primarily in the securities which constitute the MSCI Emerging Markets Index, in order to seek to achieve the Fund's objective of matching the performance of that Index as closely as possible.

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